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                                                                   EXHIBIT 10.30

             [ON THE LETTERHEAD OF TOREADOR RESOURCES CORPORATION]

To:               Barclays Capital
                  5 The North Colonnade
                  Canary Wharf
                  London
                  E14 4BB


Attention:        Steven Funnell

                                                                25th March, 2003

Dears Sirs,

We refer to the waiver letter dated on or about today's date (the "WAIVER LETTER"). Capitalised terms defined or used in the Waiver Letter have the same meaning in this letter.

In consideration of your agreement to the terms of the Waiver Letter we agree:

1. On or before 31st March, 2003, to issue and deliver to Barclays Bank PLC 1 warrant for up to 50,000 Shares at the Strike Price with an Expiration Date (as that term is defined in the warrant) of 14th March, 2008.

2. On or before 31st March, 2003, to reissue the warrants granted under the First Warrant Letter, reducing the strike price, as detailed in the First Warrant Letter, to the Strike Price.

3. Subject to paragraph 4 below, on 7th April, 2003, issue and deliver to Barclays Bank PLC 1 warrant for the purchase of up to 100,000 Shares at the Second Strike Price with an Expiration Date (as that term is defined in the warrant) of 7th April, 2008.

4. Paragraph 3 above shall not apply if as at 31st March, 2003 the ratio of the January 2003 NPV, as defined in the Waiver Letter, to Total Indebtedness is more than 1.5:1.

5. The form of warrants to be issued pursuant to this letter shall be in such form as the Arranger may reasonably require.

6.       This letter may be executed in any number of counterparts.

7. This letter is governed by and shall be construed in accordance with English law.

8. Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

9. If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect;

         (a) the legality, validity or enforceability, in that jurisdiction or any other provision of this letter; or

         (b) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.


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10.      In this letter:

         "SECOND STRIKE PRICE" means the price US$1 above the closing price of the Shares on 31st March, 2003.

         "SHARES" means fully paid and non-assessable shares of common stock of Toreador; and

         "STRIKE PRICE" means US$3.50.


Yours faithfully


/s/ Douglas W. Weir
------------------------
For and on behalf of
TOREADOR RESOURCES CORPORATION





We agree with the above.

/s/ Steven Funnell
------------------------
BARCLAYS CAPITAL
(the investment banking division of Barclays Bank PLC)

Date: